OFFICER AND DIRECTOR COMPENSATION PLAN

         This Officer and Director Compensation Plan ("Plan") is made effective as of the 26th day of October, 2000, by OAK TREE MEDICAL SYSTEMS, INC., a
Delaware corporation ("Company"), for various Officers and Directors as designated by the Board ("Participants").

                                R E C I T A L S:

         Pursuant to a Special Meeting of the Board of Directors, the Company wishes to grant, and the Officers and Directors wish to receive as compensation for employment and director services to the Company, a total of 470,000 options ("Options") of the common stock of the Company, all pursuant to the provisions set forth herein;

         NOW, THEREFORE, in consideration of the sum of Ten ($10.00) Dollars, premises, mutual promises, covenants, terms and conditions herein, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

         1.       Grant of Options.  The Company  hereby grants  to the Officers
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and Directors the following  Options to acquire  common stock (the  "Shares") in the Company.

         2.       Services.
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                           Scott Rosenblum                     330,000
                           Maxwell Rabb                         30,000
                           Henry Dubbin                         30,000
                           Fred Singer                          30,000
                           Jerry Klepner                        30,000
                           Simon Boltuch                        20,000

                  Directors shall be entitled to receive 30,000 Options for serving on the Company's board of directors. In addition, Scott Rosenblum and Simon Boltuch are entitled to receive 300,000 shares and 20,000 shares respectively of the Company's common stock for services rendered on behalf of the Company, none of which have been or will be in connection with the direct or indirect promotion or maintenance of the Company's market.

         3.       Compensation.  The Officers and Directors agree the Shares are
                   ------------
valued at $.68 each. The services rendered by the Officers and Directors are deemed to be equal in value to the Options and for Shares received hereby.

         4.       Registration or  Exemption.  Notwithstanding anything  to  the
                    -------------------------
contrary contained herein, the Options and/or Shares may not be issued unless the Options and Shares underlying the Options and Shares are registered pursuant to the Securities Act of 1933, as amended ("Act").

         5. Delivery of Shares. The Company shall deliver, subject to the terms and conditions of this Plan, to each Officer and Director as soon as practicable a certificate representing the Shares. Each Officer and Director agrees to be bound by the terms and conditions under the Plan by accepting delivery of the Shares and any other terms individually agreed to in writing by the parties.


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         6.       Company's Rights.  The existence of the Options, Shares and/or
                    ----------------
this Plan shall not affect in any way the rights of the Company to conduct its business.

         7.       Disclosure.  Each Officer and  Director agrees to having  read
                  ----------
and fully considered the disclosures under Exhibit "A" attached hereto and incorporated herein by reference.


         8.       Amendments. This Plan may not be amended unless by the written
                   ----------
consent of Board.


         9.       Governing Law.  This Plan shall be governed by the laws of the
                  -------------
State of Florida, and the sole venue for any action arising hereunder shall be Broward County, Florida.

         10.      Binding Effect.  This  Plan shall  be binding upon and for the
                  --------------
benefit of the parties hereto and their respective heirs, permitted successors, assigns and/or delegates.

         11.      Captions.  The captions  herein are for  convenience and shall
                   --------
not control the interpretation of this Plan.


         12.      Cooperation.  The  parties  agree to execute  such  reasonable
                     -----------
necessary documents upon advice of legal counsel in order to carry out the intent and purpose of this Plan as set forth hereinabove.

         13. Gender and Number. Unless the context otherwise requires, references in this Plan in any gender shall be construed to include all other genders, references in the singular shall be construed to include the plural, and references in the plural shall be construed to include the singular.

         14.      Severability.   In the event any one or more of the provisions
                   ------------
of this Plan shall be deemed unenforceable by any Court of competent jurisdiction for any reason whatsoever, this Plan shall be construed as if such unenforceable provision had never been contained herein.

        By Order of the Board of Directors this 26th day of October 2000.
                                                ---------   -------------



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                                   EXHIBIT "A"


Plan Information

A.       General Plan Information

         1. The  title of the Plan is:   Officer and  Director Compensation Plan
("Plan") and the name of the registrant whose securities are to be offered pursuant to the Plan is Oak Tree Medical Systems, Inc. ("Company").

         2. The general nature and purpose of the Plan is to grant Officers and Directors a total of 470,000 Options and/or Shares of the common stock of the Company as compensation for employment and board of director services which were rendered and are to be rendered in the future to the Company.

         3. To the best of Company's knowledge, the Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

         4. The Company shall act as Plan Administrator. The Company's address and telephone number are: 375 Passaic Avenue, Fairfield, New Jersey 07004
(973) 439-1911. The Company, as administrator of the Plan, will merely issue to the Employees and Consultants shares of common stock pursuant to the terms of the Plan.

B.       Securities to be  Offered.  Pursuant to the terms of the Plan,  470,000
         ------------------------
Options and/or Shares of the Company's common stock will be offered.

C.       Officers and Directors Who May  Participate in the Plan.  Officers  and
         ------------------------------------------------------
Directors are the participants in this Plan. Officers and Directors are eligible to receive the securities provided the securities have been registered or are exempt from registration under the Securities Act of 1933, as amended (the "Act").

D.       Purchase  of Securities  Pursuant to the Plan.  The Company shall issue
         -------------------------------------------
and deliver the underlying securities to Officers and Directors as soon as practicable. In the case of Options, shares will be delivered within a reasonable time from the exercise thereof.

E.       Resale Restrictions.  Officers and Directors, after receipt of the
         -------------------
Options  and/or  Shares,   may assign,  sell,  convey or otherwise  transfer the
securities received, subject to the requirements of the Act.

F.       Tax   Effects  of  Plan  Participation.  The  Officers  and   Directors
         ---------------------------------
Compensation Plan is not qualified under Sec. 401 of the Internal Revenue Code of 1986, as amended.

G.       Investment of Funds.  Not applicable

H.       Withdrawal  from  the Plan;   Assignment  of  Interest.  Withdrawal  or
         ------------------------------------------------
termination as to the Plan may occur upon mutual written consent of the parties. Officers and Directors have the right to assign or hypothecate their respective interests in the Plan subject to Plan provisions.



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I.       Forfeitures and Penalties.  Not applicable

J.       Charges and Deductions and Liens Therefore.  Not applicable
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Registrant Information and Plan Information

Registrant, upon oral or written request by Officers and Directors, shall provide, without charge, the documents incorporated by reference in Part II,
Item 3 of Company's Form S-8 Registration Statement for the securities as well as any other documents required to be delivered pursuant to SEC Rule 428(b) (17 CFR Section 230.428(b)). All requests are to be directed to the Company at the address provided in paragraph A.4. above.